Atkore Inc. to be Acquired by Prysmian for $95.00 per Share in Cash Separately Announces Third Quarter 2026 Results HARVEY, Ill. – August 3, 2026 – Atkore Inc. (“Atkore” or the “Company”) (NYSE: ATKR), a leading manufacturer of electrical infrastructure products, announced today that it has entered into a definitive agreement to be acquired by Prysmian S.p.A. (BIT: PRY) in an all-cash transaction representing an enterprise value of approximately $3.8 billion. Under the terms of the agreement, at the closing of the transaction, Atkore shareholders will receive $95.00 per share in cash for each share of Atkore common stock. The per share purchase price represents a premium of approximately 30% to Atkore’s closing share price of $72.96 on July 31, 2026, and approximately 57% to Atkore’s closing share price of $60.69 on September 29, 2025, the last trading day before Atkore announced its initial strategic review. “This transaction is the culmination of our comprehensive strategic review process to maximize shareholder value and reflects the strength of Atkore’s differentiated portfolio of critical electrical infrastructure products,” said Michael V. Schrock, Atkore’s Chairman of the Board of Directors. "Atkore and Prysmian are highly complementary organizations, and we believe this combination will create a stronger platform with greater scale and a more comprehensive portfolio of solutions to better serve customers. Reaching this milestone reflects the dedication and hard work of our employees, and we expect Atkore to benefit from additional opportunities as part of a larger global organization. We look forward to completing this transaction and realizing the benefits we expect it to bring to our stakeholders." "Electrification, AI-driven data centers and digitalization all require major investments in infrastructure, and they are critical to the modern economy, and the opportunity is substantial in the United States," said Massimo Battaini, Prysmian CEO. "As a leading provider of energy and digital connections, our priority has been to find the right solution to enhance our outstanding growth and profitability by adding the right commercial platform and product portfolio to maximize our potential. Atkore offers an attractive combination of complementary products, structural growth exposure and meaningful synergy opportunities – and represents a major acceleration in Prysmian’s evolution into a fully-fledged electrical solutions provider. Prysmian’s excellent track record of investing in innovation for the benefit of our customers will ensure that we will be the right owner to realize the full potential of Atkore, and we look forward to welcoming their team into Prysmian as we continue to grow our North American electrical solutions portfolio."

Strategic Rationale Prysmian and Atkore’s combined solutions will create a one-stop shop in North America that will simplify and accelerate electrification and data center roll-out for customers. The transaction will expand Prysmian’s product and service offering in North America and broaden its portfolio with complementary electrical infrastructure products. In addition, it will further enhance Prysmian’s exposure to long-term structural growth trends in electrification and data center investment. The combination will create a leading integrated electrical infrastructure solutions provider, enabling Prysmian to serve its customers more comprehensively through complementary products, an expanded commercial offering and deeper customer relationships. Approvals, Timing and Path to Close Each company’s Board of Directors has unanimously approved the transaction, and Atkore’s Board of Directors will, in conjunction with the proxy filing, recommend that Atkore’s shareholders vote to approve the transaction. The transaction is targeted to close by calendar year end 2026, subject to the approval of Atkore’s shareholders, regulatory approvals and other customary closing conditions. The transaction will be funded by a mix of debt, including hybrid bonds, and equity, including treasury shares disposal, targeting to preserve Prysmian’s investment grade profile. Prysmian Conference Call to Discuss Transaction This morning, August 3, 2026, at 10:00 AM CEST (4:00 AM ET), Prysmian will hold a conference call for analysts and institutional investors, hosted by Prysmian CEO Massimo Battaini. Link to participate in the conference call (members of the financial community) Link to access in listen-only mode (others) Atkore Third Quarter 2026 Financial Results In a separate press release, Atkore today issued its earnings for its fiscal 2026 third quarter ended June 26, 2026, which is accessible on the Investor Relations section of the Company’s website at https://investors.atkore.com. In light of Atkore’s agreement to be acquired by Prysmian, the conference call to discuss the Company’s financial results for its fiscal 2026 third quarter, which was previously scheduled for 8:00 AM ET on Tuesday, August 4, 2026, has been canceled. The Company will host a conference call on Friday, August 7, 2026, at 8:00 AM ET, to discuss its financial results, as required under the terms of the indenture governing its Senior Notes due 2031.

Advisors Citi is serving as lead financial advisor to Atkore, Debevoise & Plimpton LLP is serving as legal advisor and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor. J.P. Morgan Securities LLC is also serving as financial advisor to Atkore. About Prysmian Prysmian is a leading provider of solutions for energy and digital connections, delivering major electrical transmission projects on land and at sea, modernizing power grids, and unlocking renewable energy, electrification, and digital connectivity worldwide. The company combines engineering excellence with sustainability-driven innovation, enabled by its 34,000 employees, 109 production facilities and 30 R&D centers in over 50 countries. Prysmian is a public company, listed on the Italian stock exchange, and recorded 2025 revenues of approximately €20 billion. About Atkore Atkore is a leading manufacturer of electrical products for commercial, industrial, data center, and solar applications. With 5,400 employees and $2.9 billion in sales in fiscal year 2025, Atkore delivers sustainable solutions to meet the growing demands of electrification and digital transformation. To learn more, please visit www.atkore.com. Dissemination of Company Information Atkore intends to make future announcements regarding company developments and financial performance through its website, www.atkore.com, as well as through press releases, filings with the Securities and Exchange Commission (“SEC”), conference calls, media broadcasts, and webcasts. Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between Atkore and Prysmian (the “proposed transaction”). In connection with the proposed transaction, Atkore intends to file a proxy statement with the SEC. The definitive proxy statement, when available, will be sent or given to the stockholders of Atkore. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) as well as other filings containing information about Atkore, without charge, at the SEC’s website, http://www.sec.gov. Free copies of the proxy statement, once available, and Atkore’s other filings with the SEC may also be obtained from Atkore. Free copies of documents filed with the SEC by Atkore will be made available on Atkore’s investor relations website at https://investors.atkore.com. Participants in the Solicitation Atkore and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Atkore is set forth in its definitive proxy statement, which was filed with the SEC on December 12, 2025, under the headings “Proposal 1: Election of Directors” and “Executive Officers and Compensation.” Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available. Forward-Looking Statements Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between Atkore and Prysmian, constitutes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Such statements are based upon the current beliefs and expectations of the management of Atkore and Prysmian and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the completion of the proposed transaction may not occur on the anticipated terms and timing or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that Atkore’s stockholders may not approve the proposed transaction; the risk that the necessary regulatory approvals for the proposed transaction may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner; risks related to litigation brought in connection with the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on Atkore’s ability to retain customers, attract and retain key personnel or employees and maintain relationships with suppliers, agents, distributors, vendors and other business partners, and on Atkore’s operating results and business generally; negative effects of the announcement or the consummation of the proposed transaction on the market price of Atkore’s common stock; risks related to declines in, and uncertainty regarding, the general business and economic conditions in the United States and international markets in which Atkore operates, and the potential impact of general business and economic conditions on Atkore, Prysmian or the proposed transaction; inherent uncertainties involved in the estimates and assumptions used in the preparation of financial projections; and the response of Atkore’s or Prysmian’s management to any of the aforementioned factors. Discussions of a number of important additional risks and uncertainties are contained in Atkore’s filings with the U.S. Securities and Exchange Commission, including Atkore’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and will be contained in the preliminary proxy statement to be filed by Atkore in connection with the proposed transaction. Neither Atkore nor Prysmian is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Atkore Contacts: Lisa Winter Vice President - Communications 708-225-2453 AtkoreCommunications@atkore.com Matthew Kline Vice President - Treasury & Investor Relations 708-225-2116 Investors@atkore.com